DBX ETF TRUST

db X-trackers MSCI Canada Hedged Equity Fund

(the “Fund”)

Important Notice Regarding Change in Investment Policy

Supplement to the Prospectus and Statement of Additional Information

dated March 28, 2013 to the currently effective

Prospectus and Statement of Additional Information

dated September 28, 2012

Effective May 31, 2013, the name of the Fund will change to db X-trackers MSCI Germany Hedged Equity Fund and the Fund’s ticker symbol will change to DBGR. At that time, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before fees and expenses, of the MSCI Canada US Dollar Hedged Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “MSCI Germany Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI Germany Index, unless it provides shareholders with at least 60 days’ written notice of such change.

Additionally, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on May 31, 2013, such that the Fund will at all times invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Germany and in instruments designed to hedge the Fund’s exposure to Euro. In addition, the Fund will invest at least 80% of its total assets in instruments that comprise the MSCI Germany Index. As of March, 26 2013, the MSCI Germany Index consisted of 50 securities with an average market capitalization of approximately $19.0 billion and a minimum market capitalization of approximately $1.4 billion. The MSCI Germany Index hedges Euro to the U.S. dollar by selling Euro currency forwards at the one-month forward rate published by WM/Reuters.

Please Retain This Supplement for Future Reference.